UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ANYTHINGIT INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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17-09 Zink Place, Unit 1
Fair Lawn, NJ 07410

NOTICE OF CONSENT SOLICITATION

To Our Stockholders:

You are being asked to consider and provide your written consent with regard to the following matters:

(1)	Amendment and restatement of our certificate of incorporation, as amended, to change our corporate name from AnythingIT Inc. to WeedHire International, Inc.,
(2)
Amendment and restatement of our certificate of incorporation, as amended, to increase our authorized capital stock from 3,000,000,000 to 3,020,000,000 shares, of which 3,000,000,000 will be common stock and 20,000,000 will be preferred stock,

(3)	Amendment and restatement of our certificate of incorporation, as amended, to provide a right of indemnification, and
(4)
Amendment and restatement of our certificate of incorporation, as amended, to adopt such other articles as set forth in Appendices A-1 and A-2 to the Consent Solicitation Statement accompanying this notice.

These matters are more fully described in the Consent Solicitation Statement accompanying this notice. The approval of each of the above matters is required to approve adoption of our amended and restated certificate of incorporation, and each is cross-conditioned upon the approval by our stockholders of all of the above matters. Therefore, no amendments to our certificate of incorporation, as amended, will become effective unless stockholders approve all of the above matters.

Our board of directors unanimously recommends that you provide your written consent for approval of each of the matters as set forth above.

Our board of directors has fixed September 5, 2014 as the record date for determining stockholders entitled to submit written consents. Only stockholders of record as of the record date will be entitled to submit their written consents with regard to the above matters. The Consent Solicitation Statement and the accompanying Written Consent were first sent to stockholders on or about October 21, 2014.

A complete list of each stockholder entitled to submit his or her written consent regarding the above matters will be available for examination by stockholders during ordinary business hours at our executive offices at 17-09 Zink Place, Unit 1, Fair Lawn, New Jersey 07410.

By Order of the Board of Directors

/s/ David Bernstein
David Bernstein, Chief Executive Officer
October 20, 2014

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING WRITTEN CONSENT IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE.

17-09 Zink Place, Unit 1
Fair Lawn, NJ 07410

CONSENT SOLICITATION STATEMENT

Important Notice Regarding the Availability of Consent Solicitation Materials

The Consent Solicitation Statement and annual report to stockholders for the fiscal year ended June 30, 2013 are available at www.anythingit.com.

GENERAL

This Consent Solicitation Statement is being furnished to the holders of shares of common stock, par value $0.000001 per share (“our common stock”), of AnythingIT Inc., a Delaware corporation, in connection with the solicitation of written consents from the holders of a majority of the issued and outstanding shares of our common stock to approve the proposal described in this Consent Solicitation Statement. In this Consent Solicitation Statement, all references to “the Company,” “AnythingIT,” “we,” “us” or “our” refer to AnythingIT Inc. We are mailing this Consent Solicitation Statement to our stockholders of record as of September 5, 2014 (“the record date”) on or about October 21, 2014.

The entire cost of furnishing this Consent Solicitation Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Consent Solicitation Statement to the beneficial owners of our common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

This Consent Solicitation Statement is furnished to the holders of shares of our common stock on the record date with regard to the following proposals:

(1)	Amendment and restatement of our certificate of incorporation, as amended, to change our corporate name from AnythingIT Inc. to WeedHire International, Inc.,
(2)
Amendment and restatement of our certificate of incorporation, as amended, to increase our authorized capital stock from 3,000,000,000 to 3,020,000,000 shares, of which 3,000,000,000 will be common stock and 20,000,000 will be preferred stock,

(3)	Amendment and restatement of our certificate of incorporation, as amended, to provide a right of indemnification; and
(4)
Amendment and restatement of our certificate of incorporation, as amended, to adopt such other articles as set forth in Appendices A-1 and A-2 to the Consent Solicitation Statement accompanying this notice.

The approval of each of the above proposals is required to approve adoption of our amended and restated certificate of incorporation, and each is cross-conditioned upon the approval by our stockholders of all of the above proposals. Therefore, no amendments to our certificate of incorporation, as amended, will become effective unless stockholders approve all of the above proposals. The approval of each of the above proposals shall constitute the requisite approval of the adoption of the amended and restated certificate of incorporation as required by Delaware law.

On September 5, 2014, our board of directors unanimously adopted resolutions approving the proposed amended and restated certificate of incorporation. As of the close of business on September 5, 2014, we had 54,724,113 shares of our common stock outstanding and entitled to submit consents in connection with approval of each of the above proposals. Each share of our outstanding common stock is entitled to one vote. No dissenters’ rights are afforded to our stockholders under Delaware law in connection with approval of the above proposals.

Our board of directors has decided to seek written consent, rather than call a special meeting of stockholders, in order to eliminate the costs and management time involved in holding a special meeting. Written consents are being solicited from our stockholders of record on the record date pursuant to Section 228 of the Delaware General Corporation Law, as amended, and Article I, Section 8 of our bylaws.

If the proposals are approved by at least a majority of our stockholders, but less than all of our stockholders, we intend to announce the final results of this consent solicitation on a Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) by us. This Consent Solicitation Statement and the Form 8-K shall constitute notice of approval of the proposals without a meeting by less than unanimous written consent, as contemplated by Section 228 of the Delaware General Corporation Law, as amended, and Article I, Section 8 of our bylaws.

Other than as discussed herein, we have made no arrangements and we have no understanding with any other person regarding the solicitation of consents hereunder, and no person has been authorized by us to give any information or to make any representation in connection with the solicitation of consents, other than those contained herein and, if given or made, such other information or representations must not be relied upon as having been authorized by us. In addition to solicitations by mail, consents may be solicited by directors, officers and other employees of our company who will receive no additional compensation therefor.

Members of our management beneficially own shares of our common stock and intend to submit their consents in favor of each of the proposals. As a result, we expect that we will receive consents in favor of each of the proposals with respect to approximately 21,544,252 shares, representing approximately 36.7% of our outstanding common stock as of the record date, held, directly and/or beneficially, as of the record date by our Chief Executive Officer, Chief Operating Officer and board of directors.

On August 4, 2014, we filed a current report on Form 8-K announcing the increase in our authorized common stock from 200,000,000 shares to 3,000,000,000, effective as of July 13, 2014. We did not comply with the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which required us to seek consent of a majority of our stockholders and solicit their consent in accordance with the disclosure and solicitation requirements of this regulation prior to the effective date of such corporate action. In addition, we failed to process the amendment with the Financial Industry Regulatory Authority (“FINRA”), as required pursuant to Rule 10b-17 of the Exchange Act in order for this action to be recognized in the market for trading purposes. We will process the amendment with FINRA prior to the effective date of the actions herein. As a result of our failure to comply with Regulation 14A, the SEC may bring an enforcement action or commence litigation against us for failure to comply with Regulation 14A and Rule 10b-17. If any claims or actions were to be brought against us relating to our lack of compliance with Regulation 14A and Rule 10b-17, we could be subject to penalties (including criminal penalties), required to pay fines, make damages payments or settlement payments. In addition, any claims or actions could force us to expend significant financial resources to defend ourselves, could divert the attention of our management from our core business and could harm our reputation. However, we believe that the potential for any claims or actions is not probable.

IMPORTANT—PLEASE READ THIS CAREFULLY

If your shares of common stock are registered in your name, please submit your consent to us today by following the instructions on the Written Consent attached hereto as Appendix B.

If you hold your shares in “street” name with a bank, broker firm, dealer, trust company or other nominee, only they can exercise your right to consent with respect to your shares of common stock, and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to consent to each of the proposals to your bank, broker firm, dealer, trust company or other nominee. Please follow the instructions to consent provided on the enclosed Written Consent. If your bank, broker firm, dealer, trust company or other nominee provides for consent instructions to be delivered to them by telephone or Internet, instructions will be included on the Written Consent.

Execution and delivery of a consent by a record stockholder will be presumed to be a consent with respect to all shares held by such record stockholder unless the consent specifies otherwise.

Only holders of record of shares of common stock as of the close of business on the record date will be entitled to consent to the proposals. If you are a stockholder of record as of the close of business on the record date, you will retain your right to consent even if you sell your shares of common stock after the record date.

IF YOU TAKE NO ACTION, YOU WILL, IN EFFECT, BE REJECTING EACH OF THE PROPOSALS. ABSTENTIONS, FAILURES TO CONSENT AND BROKER NON-VOTES WILL HAVE THE SAME EFFECT AS WITHHOLDING CONSENT.

If you have any questions about executing or delivering your Written Consent or require assistance, please call David Bernstein, our Chief Executive Officer, at (877) 766-3050 x349.

QUESTIONS AND ANSWERS ABOUT THIS CONSENT SOLICITATION

The following section provides answers to frequently asked questions about the consent solicitation. This section, however, only provides summary information. These questions and answers may not address all issues that may be important to you as a stockholder. For a more complete response to these questions and for additional information, please refer to the cross-referenced pages below. You should carefully read this entire Consent Solicitation Statement, including the proposed amended and restated certificate of incorporation set forth in Appendices A-1 and A-2. Appendix A-1 contains the full text of the proposed amended and restated certificate of incorporation. Appendix A-2 contains the proposed amendments to our current certificate of incorporation, as amended, with additions underlined and deletions in strikethrough.

Q:  Why am I receiving this Consent Solicitation Statement?

A: You are receiving this Consent Solicitation Statement because you have been identified as a stockholder of our company as of the record date, and thus you are entitled to consent to the proposals described herein. This document serves as a Consent Solicitation Statement used to solicit consents with respect to the proposals. This document contains important information about the proposals and the consent solicitation, and you should read it carefully.

Q:  What am I being asked to consent to?

A:  We are asking you to consent to approval of each of the following proposals:

(1)	Amendment and restatement of our certificate of incorporation, as amended, to change our corporate name from AnythingIT Inc. to WeedHire International, Inc.,
(2)
Amendment and restatement of our certificate of incorporation, as amended, to increase our authorized capital stock from 3,000,000,000 to 3,020,000,000 shares, of which 3,000,000,000 will be common stock and 20,000,000 will be preferred stock,

(3)	Amendment and restatement of our certificate of incorporation, as amended, to provide a right of indemnification; and
(4)
Amendment and restatement of our certificate of incorporation, as amended, to adopt such other articles as set forth in Appendices A-1 and A-2 to the Consent Solicitation Statement accompanying this notice.

Please see the sections titled, “Proposal 1: Approval of Amendment and Restatement of Our Certificate of Incorporation, as Amended, to Change Our Corporate Name from AnythingIT Inc. to WeedHire International, Inc.,” “Proposal 2: Approval of Amendment and Restatement of Our Certificate of Incorporation, as Amended, to Increase Our Authorized Capital Stock from 3,000,000,000 to 3,020,000,000 Shares, of which 3,000,000,000 Will Be Common Stock and 20,000,000 Will Be Preferred Stock,” “Proposal 3: Approval of Amendment and Restatement of Our Certificate of Incorporation, as Amended, to Provide a Right of Indemnification” and “Proposal 4: Approval of Amendment and Restatement of Our Certificate of Incorporation, as Amended, to Adopt Certain Other Articles” for additional information regarding Proposals 1, 2, 3 and 4, respectively, and Appendices A-1 and A-2 hereto for the full text of the proposed amended and restated certificate of incorporation. Appendix A-1 contains the full text of the proposed amended and restated certificate of incorporation. Appendix A-2 contains the proposed amendments to our current certificate of incorporation, as amended, with additions underlined and deletions in strikethrough.

Q:  Does our board of directors recommend that stockholders consent to approval of each of the proposals relating to adoption of the amended and restated certificate of incorporation?

A:  After careful consideration, our board of directors unanimously recommends that stockholders consent to approval of each of Proposals 1, 2, 3 and 4 so that we may adopt the amended and restated certificate of incorporation.

Q:  If my AnythingIT shares are held in “street name” by my broker, will my broker provide consent for me?

A:  Your broker will not be able to consent on your behalf without specific instructions from you. You should instruct your broker to consent to each of the proposals with respect to shares held beneficially by you, following the procedure provided by your broker.

Broker non-votes occur when a beneficial owner of shares held by a broker or other nominee does not give instructions as to how to vote on, or provide consent with regard to, matters deemed “non-routine.” If you are the beneficial owner of the shares you are generally entitled to give instructions to the broker or nominee holding the shares. If the beneficial owner does not provide instructions, the broker or nominee can only vote the shares with respect to matters that are considered to be “routine.” Your broker will not be able to consent to any of Proposals 1, 2, 3 or 4 with respect to your shares of our company common stock without specific instructions from you. In order to consent to the proposals, you must instruct your broker to consent to each proposal with respect to your shares by following the procedure provided by your broker.

Q:  May I revoke my consent after I have submitted a consent or provided consent instructions?

A:  If you are a record stockholder, you have the right to revoke your consent at any time prior to the expiration or prior termination of the consent solicitation. A notice of revocation must specify the record stockholder’s name and the number of shares being withdrawn. Revocations may be submitted by the same methods as written consents may be submitted, as set forth on the accompanying Written Consent. If you hold your shares in “street name,” you must follow directions received from your broker to change those instructions.

Q:  Who is soliciting my consent?

A:  Our board of directors and our management are soliciting your consent.

Q:  Who is paying for the consent solicitation?

A:  The entire cost of furnishing this Consent Solicitation Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Consent Solicitation Statement to the beneficial owners of our common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

Q:  Who can consent to the proposals?

A:  If you are a record owner of shares of our common stock as of the close of business on September 5, 2014, you have the right to consent to each of Proposals 1, 2, 3 and 4. You also have the right to consent to the proposal with respect to any shares of our common stock of which you are the beneficial owner as of September 5, 2014, but which are registered in the name of a bank, broker firm, dealer, trust company or other nominee. As of the record date, there were 54,724,113 shares of our common stock outstanding. Each share of common stock is entitled to one vote per share with respect to each of Proposals 1, 2, 3 and 4.

Q:  When is the deadline for submitting consents?

A: For the proposals to be approved, properly completed and unrevoked written consents must be delivered to us, in accordance with the instructions set forth on the accompanying Written Consent, within 30 days of the earliest dated written consent is delivered to us.  We expect to receive consents dated as early as October 21, 2014. Consequently, we expect that stockholders will need to deliver properly completed and unrevoked written consents to the above proposals from the holders of record of a majority of the shares of common stock outstanding as of the record date no later than November 20, 2014. Nevertheless, we intend to set November 20, 2014 as the goal for submission of written consents. Effectively, this means that you have until November 20, 2014 to consent to Proposals 1, 2, 3 and 4. WE URGE YOU TO ACT PROMPTLY TO ENSURE THAT YOUR CONSENT WILL COUNT. We reserve the right to terminate this consent solicitation at any time within 30 days of the earliest dated written consent delivered to us. See “Consent Procedures” for additional information regarding such procedures.

Q:  How many consents must be granted in favor of the proposals?

A: In order for the proposals to become effective, properly completed, unrevoked consents signed by the holders of a majority of the shares of our common stock outstanding as of the close of business on the record date must be received by us within 30 days of the earliest dated written consent delivered to us. Furthermore, the approval of each of Proposals 1, 2, 3 and 4 is required to approve adoption of our amended and restated certificate of incorporation, and each proposal is cross-conditioned upon the approval by our stockholders of all of the proposals. Therefore, no amendments to our certificate of incorporation, as amended, will become effective unless stockholders approve all of Proposals 1, 2, 3 and 4.

As of September 5, 2014, there were 54,724,113 shares of our common stock outstanding. Therefore, the consent of stockholders holding at least 27,362,058 shares of our common stock are necessary to approve the proposals.

IF YOU TAKE NO ACTION, YOU WILL, IN EFFECT, BE REJECTING ALL OF THE PROPOSALS. ABSTENTIONS, FAILURES TO CONSENT AND BROKER NON-VOTES WILL HAVE THE SAME EFFECT AS WITHHOLDING CONSENT.

Q:  What do I need to do now?

A:  You are urged to read this Consent Solicitation Statement carefully, including the proposed amended and restated certificate of incorporation set forth in Appendices A-1 and A-2 hereto, and to consider the proposals. Appendix A-1 contains the full text of the proposed amended and restated certificate of incorporation. Appendix A-2 contains the proposed amendments to our current certificate of incorporation, as amended, with additions underlined and deletions in strikethrough. If your shares are registered directly in your name, you may complete, date and sign the Written Consent and return it in the enclosed postage-paid envelope. If your shares are held in street name by your broker, bank or other nominee, you must instruct the broker, bank or nominee how to vote your shares following instructions that are provided to you.

Q:  What happens if I do not return a Written Consent or otherwise provide consent instructions?

A:  The failure to return your Written Consent or otherwise provide consent instructions will have the same effect as rejecting Proposals 1, 2, 3 and 4. If your shares are held in street name, your bank, broker firm, dealer, trust company or other nominee cannot consent with respect to your shares of common stock unless you provide specific instructions. If you hold your shares in street name, please follow your bank’s, broker firm’s, dealer’s, trust company’s or other nominee’s instructions on the Written Consent.

Q:  Who can provide me with additional information and help answer my questions?

A:  If you have questions about the proposals and the proposed amended and restated certificate of incorporation, including the procedure for submitting your consent, you should contact David Bernstein, our Chief Executive Officer, by telephone at (877) 766-3050 x349.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of September 5, 2014, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five percent, (ii) each of our executive officers and directors, and (iii) our directors and executive officers as a group.

The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class (2)
David Bernstein(3)	10,867,959	19.2%
Vlad Stelmak(4)	10,117,959	17.9%
Federico Garza-Bueron	500,000	*
Richard Hausig(5)	58,334	*
All officers and directors as a group (4 persons)	21,544,252	36.7%
John Esposito	2,944,234	5.4%

* Less than 1%.

(1)	The address of each of the persons shown in the above table is c/o AnythingIT Inc., 17-09 Zink Place, Unit 1, Fair Lawn, New Jersey 07410.
(2)	Calculated on the basis of 54,724,113 issued and outstanding shares as of September 5, 2014.
(3)
The number of shares beneficially owned by Mr. Bernstein includes 8,934,625 shares of common stock owned directly, options to purchase 933,334 shares of our common stock with an exercise price of $0.10 per share and 1,000,000 shares of our common stock with an exercise price of $0.033 per share.

(4)
The number of shares beneficially owned by Mr. Stelmak includes 8,184,625 shares of common owned directly, options to purchase 933,334 shares of our common stock with an exercise price of $0.10 per share and 1,000,000 shares of our common stock with an exercise price of $0.033 per share.

(5)
The number of shares beneficially owned by Mr. Hausig includes options to purchase 8,334 shares of our common stock with an exercise price of $0.10 per share and 50,000 shares of our common stock with an exercise price of $0.03 per share.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, named executive officer, associate of any director or associate of any named executive officer, or any other person, has any substantial interest, direct or indirect, in the approval of Proposals 1, 2, 3 or 4 that is not shared by all other stockholders.

PROPOSAL 1: AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION, AS AMENDED, TO CHANGE OUR CORPORATE NAME FROM ANYTHINGIT INC. TO WEEDHIRE INTERNATIONAL, INC.

On September 5, 2014, our board of directors approved, subject to stockholder approval, the proposed amended and restated certificate of incorporation, which includes amendments to our current certificate of incorporation, as amended, which will have the effect of changing our corporate name from AnythingIT Inc. to WeedHire International, Inc. Please review Article I of the proposed amended and restated certificate of incorporation included in Appendices A-1 and A-2. Appendix A-1 contains the full text of the proposed amended and restated certificate of incorporation. Appendix A-2 contains the proposed amendments to our current certificate of incorporation, as amended, with additions underlined and deletions in strikethrough.

If Proposal 1 is approved by stockholders and the amended and restated certificate of incorporation is adopted, our corporate name will be changed from AnythingIT Inc. to WeedHire International, Inc. upon the filing of the amended and restated certificate of incorporation with the Secretary of State of Delaware. The proposed name change is intended to more accurately reflect our new business and strategic focus. In April 2014, we announced plans to diversify our operations and introduce Weedhire.com, a career website specifically targeting employment within the legal cannabis industry. The website, which was launched in May 2014, focuses on providing job seekers a quick and easy way to find employment, as well as employers to find legitimate employee candidates to work in their expanding businesses within the legal marijuana marketplace.

Our board of directors decided to diversify into this space due to the perceived underserved market for employer and employee candidates to connect within the legal marijuana industry. As marijuana legislation continues to pass, our board believes that more career opportunities will be created. Although Weedhire.com is to be an online portal and social media source for job seekers and providers, we will not be involved with the growth, sale or distribution of marijuana.

The voting and other rights of our stockholders will not be affected by the change in our corporate name. See “Proposal 2: Amendment and Restatement of Our Certificate of Incorporation, as Amended, to Increase Our Authorized Capital Stock from 3,000,000,000 to 3,020,000,000 Shares, of which 3,000,000,000 Will Be Common Stock and 20,000,000 Will Be Preferred Stock” below, however. In addition, we plan to change our stock symbol and CUSIP number as a result of the name change. You may, but need not, exchange your stock certificates to reflect the change in corporate name. Your existing stock certificates will continue to represent shares of our common stock as if the name had not changed. Our transfer agent will issue stock certificates with our new name as stock certificates are submitted upon transfers of shares by existing stockholders at the expense of the stockholder.

PROPOSAL 2: AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE OUR AUTHORIZED CAPITAL STOCK FROM 3,000,000,000 TO 3,020,000,000 SHARES, OF WHICH 3,000,000,000 WILL BE COMMON STOCK AND 20,000,000 WILL BE PREFERRED STOCK

On September 5, 2014, our board of directors approved, subject to stockholder approval, the proposed amended and restated certificate of incorporation, which includes amendments to our current certificate of incorporation, as amended, which will have the effect of increasing our authorized capital stock from 3,000,000,000 to 3,020,000,000 shares, of which 3,000,000,000 will be common stock, par value $0.000001 per share, and 20,000,000 will be preferred stock, $0.000001 par value per share, with such designations, rights and preferences as our board of directors may determine from time to time. Please review Article V of the proposed amended and restated certificate of incorporation included in Appendices A-1 and A-2. Appendix A-1 contains the full text of the proposed amended and restated certificate of incorporation. Appendix A-2 contains the proposed amendments to our current certificate of incorporation, as amended, with additions underlined and deletions in strikethrough.

We currently have authorized capital stock of 3,000,000,000 shares of common stock and 5,000,000 shares of preferred stock, with 54,724,113 shares of common stock outstanding and no shares of preferred stock outstanding as of the record date. If Proposal 2 is approved and the amended and restated certificate of incorporation is adopted, the number of our authorized shares of preferred stock would increase from 5,000,000 to 20,000,000, which shares will be issuable in such series, and with such designations, rights and preferences as the board of directors may determine from time to time.  If the amended and restated certificate of incorporation becomes effective, as of the effective date, no shares of preferred stock will be issued and outstanding.

Purposes of the Increase in Authorized Shares

Having an increased number of authorized but unissued shares of our capital stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. As a result of the increase in authorized shares, of which 20,000,000 will be preferred stock, our authorized preferred stock will be increased from 5,000,000 shares to 20,000,000 shares. The additional shares of preferred stock would be available for issuance from time to time as determined by our board of directors for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in our business and operations, and issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets. Notwithstanding the foregoing, we have no obligation to issue such additional shares and there are no plans, proposals or arrangements currently contemplated by us that would involve the issuance of the additional shares to acquire another company or its assets, or for any other corporate purpose stated. In connection with the anticipated continued growth of our cannabis industry career website, our board of directors believes it is in our best interests to increase the number of authorized shares of capital stock. The additional capital stock can provide flexibility in structuring the terms of any future agreements, as well as any future financing and recapitalization efforts.

Potential Anti-Takeover Effects of the Increase in Capital Stock

Any additional issuance of common or preferred stock could, under certain circumstances, have the effect of delaying or preventing a change in control of our company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control. Shares of common or preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of our company by means of a tender offer, proxy contest, merger or otherwise. The ability of our board of directors to issue such additional shares of common stock and/or to designate one or more series or classes of preferred stock for issuance could discourage an attempt by a party to acquire control of our company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of common or preferred stock to persons whose interests are aligned with that of our board of directors could make it more difficult to remove incumbent officers and directors from office, even if such change were to be favorable to stockholders generally.

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our board or contemplating a tender offer or other transaction for the combination of our company with another company), the amended and restated certificate of incorporation was not proposed in response to any effort of which we are aware to accumulate shares of common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to the board and our stockholders.

While the increase in the number of shares of preferred stock may have anti-takeover ramifications, our board of directors believes that the financial flexibility offered by the amended and restated certificate of incorporation outweighs any disadvantages. To the extent that the increase in the number of authorized shares may have anti-takeover effects, the amended and restated certificate of incorporation, if adopted, may encourage persons seeking to acquire us to negotiate directly with our board of directors, enabling our board to consider a proposed transaction in a manner that best serves our stockholders’ interests.

Our board believes that it is advisable and in the best interests of our company to have available additional authorized but undesignated shares of preferred stock in an amount adequate to provide for our future needs. The designation of one or more classes or series of preferred stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions. We have no present plans or commitments for the issuance or use of the proposed shares of preferred stock in connection with any financing.

PROPOSAL 3: AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION, AS AMENDED, TO PROVIDE A RIGHT OF INDEMNIFICATION

On September 5, 2014, our board of directors approved, subject to stockholder approval, the proposed amended and restated certificate of incorporation, which includes Article X, which will have the effect of providing a right of indemnification to each person who (i) is or was a director or officer of our company, or who is or was serving at our request in the position of a director, officer, trustee, partner, agent or employee of another entity or enterprise, or (ii) is or was an agent or employee of our company and as to whom we have agreed to grant such indemnity. Please review Article X of the proposed amended and restated certificate of incorporation included in Appendices A-1 and A-2. Appendix A-1 contains the full text of the proposed amended and restated certificate of incorporation. Appendix A-2 contains the proposed amendments to our current certificate of incorporation, as amended, with additions underlined and deletions in strikethrough.

Pursuant to Article X of our proposed amended and restated certificate of incorporation, each person who is or was a director or officer of our company or who is or was who is or was serving at our request in the position of a director, officer, trustee, partner, agent or employee of another entity, or who is or was an agent or employee (other than an officer) of our company and as to whom we agreed to grant such indemnity, shall be indemnified by us to the fullest extent permitted or authorized by law, against all fines, liabilities, settlements, costs and expenses, including attorneys’ fees, asserted against him or incurred by him in his capacity as such director, officer, trustee, partner, agent or employee, or arising out of his status as such director, officer, trustee, partner, agent or employee. In addition, we may maintain insurance, at our expense, to protect us and any such person against any such fine, liability, cost or expense, including attorney’s fees, whether or not we would have the legal power to directly indemnify him against such liability.

In addition, pursuant to our proposed amended and restated certificate of incorporation, we are permitted to pay, and in the case of our directors and officers costs, we are obligated to pay, charges and expenses (including attorneys’ fees) incurred by an indemnitee in defending a civil or criminal suit, action or proceeding. Such costs, charges and expenses may be paid in advance of the final disposition of the suit, action or proceeding, upon receipt of an undertaking to repay all amounts advanced it is determined that the person is not entitled to be indemnified by us and upon satisfaction of other conditions that may be established.

Our board believes that these provisions are necessary to attract and retain qualified persons as directors and officers. The indemnification provisions in our proposed amended and restated certificate of incorporation may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and our stockholders. Further, a stockholder's investment may be adversely affected to the extent that we pay the costs of settlement and damages. However, our board believes that the benefit of attracting and retaining qualified directors and officers outweighs any potential downside to adopting such indemnification provisions. Therefore, our board recommends that you consent to the amendment and restatement of our certificate of incorporation, as amended, to provide for a right of indemnification.

PROPOSAL 4: AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION, AS AMENDED, TO ADOPT CERTAIN OTHER ARTICLES

On September 5, 2014, our board of directors approved, subject to stockholder approval, the proposed amended and restated certificate of incorporation, which includes those amendments described in Proposals 1, 2 and 3, as well as the amendments to our current certificate of incorporation, as amended, as described below. Please review Appendices A-1 and A-2, which contain the proposed amended and restated certificate of incorporation in its entirety. Appendix A-1 contains the full text of the proposed amended and restated certificate of incorporation. Appendix A-2 contains the proposed amendments to our current certificate of incorporation, as amended, with additions underlined and deletions in strikethrough.

Limitation of Directors’ Liability

Pursuant to Article X of our current certificate of incorporation, as amended, directors are not personally liable to our company or our stockholders for monetary damages for any breach of his or her fiduciary duty, except as required by law. Article XI of our proposed amended and restated certificate of incorporation attached hereto as Appendix A-1 clarifies that no director has liability to our company or our stockholders for monetary damages for conduct as a director, except for acts or omissions that involve intentional misconduct by the director, or a knowing violation of law by the director, or for conduct violating the Delaware General Corporation Law (the “DGCL”), or for any transaction from which the director will personally receive a benefit in money, property or services to which the director is not entitled. These revisions do not represent a substantive change in our directors’ liability to us or our stockholders. However, the proposed amended and restated certificate of incorporation also provides that if the DGCL is amended after the date on which the amended and restated certificate of incorporation becomes effective, then our directors’ liability will be eliminated or limited to the full extent permitted by the DGCL. This change enables our directors to take advantage of any subsequent changes in the DGCL with regard to director liability. Our board believes that this provision is necessary to attract and retain qualified persons as directors.

No Preemptive Rights

Article VI of our proposed amended and restated certificate of incorporation clarifies that stockholders have no preemptive rights. Although our current certificate of incorporation, as amended, is silent with respect to preemptive rights, Section 102(b)(3) of the DGCL provides that no stockholder has preemptive rights unless such right is expressly granted in the certificate of incorporation. Consequently, inclusion of this article does not represent a substantive change in your rights as a stockholder.

No Cumulative Voting

Article VII of our proposed amended and restated certificate of incorporation clarifies that there is no cumulative voting. Although our current certificate of incorporation, as amended, is silent with respect to cumulative voting, the DGCL provides that there is no cumulative voting unless the certificate of incorporation expressly provides for such voting. Consequently, inclusion of this article does not represent a substantive change in your voting rights.

Perpetual Corporate Existence

Article III of our proposed amended and restated certificate of incorporation clarifies that the duration of our corporate existence is perpetual. Although our current certificate of incorporation, as amended, is silent with respect to the duration of our corporate existence, Section 102(b)(5) of the DGCL provides that a Delaware corporation has perpetual existence unless the certificate of incorporation provides otherwise. Consequently, inclusion of this article does not represent a substantive change.

Bylaws

Article VI of our current certificate of incorporation, as amended, and Article IX of our proposed amended and restated certificate of incorporation provide that our board of directors has the power to adopt, amend or repeal our bylaws. Article IX of our proposed amended and restated certificate of incorporation clarifies that the provision is not intended to, and does not, affect the stockholders’ concurrent power to adopt, alter, amend or repeal our bylaws. This does not represent a substantive change in our directors’ or our stockholders’ powers with respect to our bylaws.

Registered Agent and Registered Office

Our proposed amended and restated certificate of incorporation provides the name and address of our current registered agent and registered office in the State of Delaware. Although this is a change to our certificate of incorporation, as amended, this does not represent a substantive change, as information related to our former registered agent is historical information previously filed with the Secretary of State of Delaware, as required.

Board of Directors

Article VIII of our proposed amended and restated certificate of incorporation provides that the business and affairs of our company shall be managed under the direction of a board of directors consisting of not less than one person, the exact number of which shall be fixed by the board of directors. Although our current certificate of incorporation, as amended, is silent regarding management by, and the number of, board members, the DGCL provides that a Delaware corporation’s business and affairs shall be managed by or under the direction of a board of directors, except as otherwise provided in the DGCL or in the certificate of incorporation. Furthermore, the DGCL provides that the board of directors shall consist of one or more members. Therefore, this does not represent a substantive change.

Accounting Matters

Neither approval of Proposals 1, 2, 3 and 4, nor adoption of the amended and restated certificate of incorporation, will affect the par value of our common stock.
Periodic Reporting Obligations under the Securities Exchange Act of 1934

We are subject, and will continue to be subject, to the periodic reporting and other requirements of the Securities Exchange Act of 1934. Neither approval of Proposals 1, 2, 3 or 4, nor adoption of the amended and restated certificate of incorporation, will affect the registration of our common stock under the Securities Exchange Act of 1934.
Preemptive Rights

Holders of shares of our common stock do not have any preemptive rights under our certificate of incorporation, as amended, applicable state law or otherwise.
Dissenters’ Rights of Appraisal

Under Delaware law, stockholders are not entitled to dissenters’ rights of appraisal with respect to approval of Proposals 1, 2, 3 or 4 or adoption of the amended and restated certificate of incorporation.
Procedure for Effecting the Amended and Restated Certificate of Incorporation
Approval by our stockholders of each of Proposal 1, 2, 3 and 4 is required to approve adoption of our amended and restated certificate of incorporation, and each proposal is cross-conditioned upon the approval by our stockholders of all of the proposals. Therefore, no amendments to our certificate of incorporation, as amended, will become effective unless stockholders approve all of Proposals 1, 2, 3 and 4. If stockholders consent to all of the proposals, the amended and restated certificate of incorporation will become effective when it is filed with the Secretary of State of Delaware. We expect to file the amended and restated certificate of incorporation with the Secretary of State of Delaware effective on or about November 20, 2014.

Because the common stock is currently quoted on the OTC Markets, the amended and restated certificate of incorporation and the name change will also require processing by FINRA pursuant to Rule 10b-17 of the Securities Exchange Act of 1934 in order for these actions to be recognized in the market for trading purposes. We expect to receive FINRA’s clearance prior to the record date.

On and after the effective date of the amended and restated certificate of incorporation, the stock certificates representing the pre-amendment and restatement shares will continue to be valid.  Following the record date, new stock certificates will be issued reflecting the name change, but this will not affect the validity of stock certificates already outstanding. After the effective date of the amended and restated certificate of incorporation, each stock certificate representing shares of our common stock prior to such effective date will be deemed to represent shares giving effect to the name change. Certificates representing shares after such effective date will be issued in due course as old certificates are tendered for transfer to our transfer agent. We request that stockholders do not send in any of their stock certificates at this time.

Shares of our common stock issued after such effective date will have the same restrictions on their transferability as shares issued prior to the effective date. Also, for purposes of determining the term of the restrictive period applicable to any shares subject to restrictions on their transferability issued after the effective date in exchange for shares held prior to the effective date, if any, the time period during which a stockholder has held such shares prior to the effective date will be included in the total holding period.

Persons Interested in the Transaction

None of our executive officers, directors and principal stockholders (any stockholder beneficially owning 5% or more of our common stock) has an interest in the amended and restated certificate of incorporation, other than a proportional interest due to the effect of the amended and restated certificate of incorporation on the number of securities of our company owned by such party.

CONSENT PROCEDURES

Section 228 of the Delaware General Corporation Law provides that, absent a contrary provision in a Delaware corporation’s certificate of incorporation, any action that is required or permitted to be taken at a meeting of the corporation’s stockholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and such consents are properly delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Our certificate of incorporation, as amended, does not contain any such contrary provision.

The approval of each of Proposals 1, 2, 3 and 4 is required to approve adoption of our amended and restated certificate of incorporation, and each proposal is cross-conditioned upon the approval by our stockholders of all of the proposals. Therefore, no amendments to our certificate of incorporation, as amended, will become effective unless stockholders approve each of Proposals 1, 2, 3 and 4. For each of Proposals 1, 2, 3 and 4 to become effective, properly completed and unrevoked written consents must be delivered to us within 30 days of the earliest dated written consent is delivered to us. We expect to receive consents dated as early as October 21, 2014. Consequently, we expect that we will need to receive completed and unrevoked written consents to the proposals from the holders of record of a majority of the shares of our common stock outstanding as of the close of business on the record date no later than November 20, 2014. Nevertheless, we intend to set November 20, 2014 as the goal for receipt of written consents. Effectively, this means that you have until November 20, 2014 to consent to the proposal. WE URGE YOU TO ACT PROMPTLY TO ENSURE THAT YOUR CONSENT WILL COUNT. We reserve the right to terminate this consent solicitation at any time within 30 days of the earliest dated written consent delivered to us.
If the proposals become effective as a result of this consent solicitation by less than unanimous written consent, prompt notice of the proposals will be given under Section 228(e) of the Delaware General Corporation Law to stockholders who have not executed written consents. We intend to announce the final results of this consent solicitation on a Current Report on Form 8-K, filed with the SEC by us. This Consent Solicitation Statement and the Form 8-K shall constitute notice of approval of the proposals without a meeting by less than unanimous written consent, as contemplated by Section 228 of the Delaware General Corporation Law, as amended, and Article I, Section 8 of our bylaws.

ADDITIONAL INFORMATION

Where You May Find Additional Information

We file annual, quarterly and current reports with the SEC. Our filings with the SEC are available to the public on the SEC’s website at www.sec.gov. You may also read and copy, at SEC prescribed rates, any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, NE., Washington, D.C. 20549. You can call the SEC at (800) SEC-0330 to obtain information on the operation of the Public Reference Room. You may also request a copy of these filings, at no cost, by writing to us at 17-09 Zink Place, Unit 1, Fair Lawn, NJ 07410 or by telephoning us at (877) 766-3050.

Householding

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for information statements with respect to two or more securityholders sharing the same address by delivering a single information statement addressed to those securityholders. This process, which is commonly referred to as “householding” provides potentially extra convenience for stockholders and cost savings for companies.

For this Consent Solicitation Statement, a number of brokers with account holders who are stockholders of ours will be householding our Consent Solicitation Statement and the documents incorporated by reference that we are furnishing with the Consent Solicitation Statement. A single Consent Solicitation Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or from our company that either of them will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.

If at any time, you no longer wish to participate in householding and would prefer to receive a separate Consent Solicitation Statement, or if you currently receive multiple copies of the Consent Solicitation Statement at your address and would like to request householding of our communications, please notify your broker if your shares are not held directly in your name. If you own your shares directly rather than through a brokerage account, you should contact us in writing at 17-09 Zink Place, Unit 1, Fair Lawn, NJ 07410 or by telephone at (877) 766-3050.

MISCELLANEOUS

Additional copies of this Consent Solicitation Statement may be obtained at no charge by writing to us at 17-09 Zink Place, Unit 1, Fair Lawn, NJ 07410.

By Order of the Board of Directors, ANYTHINGIT INC.

/s/ David Bernstein
David Bernstein
Chief Executive Officer
Fair Lawn, NJ
October 20, 2014

APPENDIX A-1

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ANYTHINGIT INC.

The undersigned, David Bernstein, hereby certifies that:

1.	He is the duly elected President and Chief Executive Officer of AnythingIT Inc., a Delaware corporation.

2.	The Certificate of Incorporation of this corporation was originally filed with the Secretary of State of Delaware on October 2, 2000 under the original name of ANYTHINGIT INC.

3.	The Certificate of Incorporation of this corporation shall be amended and restated to read in full as follows:

ARTICLE I - NAME

The name of the corporation is WeedHire International, Inc. (the “Corporation”).

ARTICLE II – REGISTERED OFFICE AND AGENT

The address of the Corporation’s registered office in the State of Delaware is 3411 Silverside Road Rodney Building #104, Wilmington DE 19810. The name of its registered agent at such address is Corporate Creations Network, Inc.

ARTICLE III - PURPOSE

The Corporation is organized for the purpose of engaging in any business, trade or activity which may be lawfully conducted or permitted by a corporation organized under the Delaware General Corporation Law, as the same exists or as may hereafter be amended (“DGCL”).

ARTICLE IV - DURATION

The duration of the Corporation’s existence shall be perpetual.

ARTICLE V - CAPITAL STOCK

Section 1.  Authorized Capital Stock.  The aggregate number of shares which the Corporation shall have the authority to issue is 3,020,000,000 shares, of which 3,000,000,000 shares shall be Common Stock, par value $.000001 per share (the “Common Stock”), and 20,000,000 shares shall be Preferred Stock, par value $.000001 per share (the “Preferred Stock”).

Section 2.  Preferred Stock.  The Board of Directors is authorized at any time, and from time to time, to provide the for the issuance of shares of Preferred Stock in one or more series, and to determine the designations, preferences, limitations and relative or other rights of the Preferred Stock or any series thereof. For each series, the Board of directors shall determine, by resolution or resolutions adopted prior to the issuance of any shares thereof, the designations, preferences, limitations and relative or other rights thereof, including but not limited to the following relative rights and preferences, as to which there may be variations among different series:

                  (a)  The rate and manner of payment of dividends, if any;

                  (b)  Whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

                  (c)  The amount payable upon shares in the event of liquidation, dissolution or other winding-up of the Corporation;

                  (d)  Sinking fund provisions, if any, for the redemption or purchase of shares;

                  (e)  The terms and conditions, if any, on which shares may be converted or exchanged;

                  (f)  Voting rights, if any; and

                  (g)  Any other rights and preferences of such shares, to the full extent now or hereafter permitted by the DGCL.

The Board of Directors shall have the authority to determine the number of shares that will comprise each series.

Prior to the issuance of any shares of a series, but after adoption by the Board of Directors of the resolution establishing such series, the appropriate officers of the Corporation shall file such documents with the State of Delaware as may be required by law.

ARTICLE VI - NO PREEMPTIVE RIGHTS

No preemptive rights to acquire additional securities issued by the Corporation shall exist with respect to shares of stock or securities convertible into shares of stock of the Corporation, except to the extent otherwise provided by contract.

ARTICLE VII - NO CUMULATIVE VOTING

At each election for directors, every stockholder entitled to vote at such election has the right to vote in person or by proxy the number of shares held by such stockholder for as many persons as there are directors to be elected.  No cumulative voting for directors, however, shall be permitted.

ARTICLE VIII - BOARD OF DIRECTORS

The business and affairs of the Corporation shall be managed under the direction of a Board of Directors which shall consist of not less than one person. The manner of election and qualifications shall be provided in the Bylaws of the Corporation. The exact number of directors shall be fixed from time to time by the Board of Directors pursuant to resolution adopted by a majority of the full Board of Directors.

ARTICLE IX - BYLAWS

The Board of Directors shall have the power to adopt, amend or repeal the Bylaws or adopt new Bylaws.  Nothing herein shall deny the concurrent power of the stockholders to adopt, alter, amend or repeal the Bylaws.

ARTICLE X - LIMITATION OF DIRECTORS’ LIABILITY

A director shall have no liability to the Corporation or its stockholders for monetary damages for conduct as a director, except for acts or omissions that involve intentional misconduct by the director, or a knowing violation of law by the director, or for conduct violating the DGCL, or for any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled.  If the DGCL is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the full extent permitted by the DGCL.  Any repeal or modification of this Article shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification for or with respect to an act or omission of such director occurring prior to such repeal or modification.

ARTICLE XI - INDEMNIFICATION

Section 1.  Right to Indemnification.  Each person (including here and hereinafter, the heirs, executors, administrators or estate of such person) (1) who is or was a director or officer of the Corporation or who is or was serving at the request of the Corporation in the position of a director, officer, trustee, partner, agent or employee of another corporation, partnership, joint venture, trust or other enterprise, or (2) who is or was an agent or employee (other than an officer) of the Corporation and as to whom the Corporation has agreed to grant such indemnity, shall be indemnified by the Corporation as of right to the fullest extent permitted or authorized by current or future legislation or by current or future judicial or administrative decision (but, in the case of any future legislation or decision, only to the extent that it permits the Corporation to provide broader indemnification rights than permitted prior to the legislation or decision), against all fines, liabilities, settlements, costs and expenses, including attorneys’ fees, asserted against him or incurred by him in his capacity as such director, officer, trustee, partner, agent or employee, or arising out of his status as such director, officer, trustee, partner, agent or employee. The foregoing right of indemnification shall not be exclusive of other rights to which those seeking indemnification may be entitled. The Corporation may maintain insurance, at its expense, to protect itself and any such person against any such fine, liability, cost or expense, including attorney’s fees, whether or not the Corporation would have the legal power to directly indemnify him against such liability.

Section 2.  Advances.  Costs, charges and expenses (including attorneys’ fees) incurred by a person referred to in Section 1 of this Article XI in defending a civil or criminal suit, action or proceeding may be paid (and, in the case of directors and officers of the Corporation, shall be paid) by the Corporation in advance of the final disposition thereof upon receipt of an undertaking to repay all amounts advanced if it is ultimately determined that the person is not entitled to be indemnified by the Corporation as authorized by this Article XI, and upon satisfaction of other conditions established from time to time by the Board of Directors or which may be required by current or future legislation (but, with respect to future legislation, only to the extent that it provides conditions less burdensome than those previously provided).

Section 3.  Savings Clause.  If this Article XI or any portion of it is invalidated on any ground by a court of competent jurisdiction, the Corporation shall nevertheless indemnify each director and officer of the Corporation to the fullest extent permitted by all portions of this Article VI that has not been invalidated and to the fullest extent permitted by law.

Effective Date. The effective date of this Amended and Restated Certificate of Incorporation shall be the close of business on ______________, 2014.

Adoption of Amendment.  The foregoing Amended and Restated Certificate of Incorporation was approved by the Board of Directors of the Corporation by unanimous written consent in lieu of meeting on September 5, 2014.

The Amended and Restated Certificate of Incorporation were approved by the written consent of holders of a majority of our outstanding common stock, our only voting group, on ____________ ___, 2014. The number of votes cast for the amendment was sufficient for approval by holders of common stock, our only voting group.

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation as of ______________ __, 2014.

ANYTHINGIT INC.

By:	/s/
Name:	David Bernstein
Title:	Chief Executive Officer

APPENDIX A-2

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ANYTHINGIT INC.

The undersigned, David Bernstein, hereby certifies that:

1.	He is the duly elected President and Chief Executive Officer of AnythingIT Inc., a Delaware corporation.

2.	The Certificate of Incorporation of this corporation was originally filed with the Secretary of State of Delaware on October 2, 2000 under the original name of ANYTHINGIT INC.

3.	The Certificate of Incorporation of this corporation shall be amended and restated to read in full as follows:

~~CERTIFICATE OF INCORPORATION~~
~~OF~~
~~ANYTHINGIT INC.~~

ARTICLE I - NAME

~~FIRST.~~ The name of ~~this~~the corporation ~~shall be: ANYTHINGIT INC.~~is WeedHire International, Inc. (the “Corporation”).

ARTICLE II – REGISTERED OFFICE AND AGENT

~~SECOND. Its~~ The address of the Corporation’s registered office in the State of Delaware is ~~to be located at 2711 Centerville Rd., Ste. 400,~~3411 Silverside Road Rodney Building #104, Wilmington DE 19810 ~~County of New Castle and~~. The name of its registered agent at such address is Corporate Creations Network, Inc. ~~CORPORATION SERVICE COMPANY.~~

ARTICLE III - PURPOSE

~~THIRD. The purpose or purposes of the corporation shall be: To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.~~ The Corporation is organized for the purpose of engaging in any business, trade or activity which may be lawfully conducted or permitted by a corporation organized under the Delaware General Corporation Law, as the same exists or as may hereafter be amended (“DGCL”).

ARTICLE IV - DURATION

The duration of the Corporation’s existence shall be perpetual.

A-2 - 1

ARTICLE V - CAPITAL STOCK

~~FOURTH. The total number of [s]hares [sic] of stock which this corporation is authorized to issue is 3,000,000,000 shares of common stock, par value of $0.000001.~~Section 1.  Authorized Capital Stock.  The aggregate number of shares which the Corporation shall have the authority to issue is 3,020,000,000 shares, of which 3,000,000,000 shares shall be Common Stock, par value $.000001 per share (the “Common Stock”), and 20,000,000 shares shall be Preferred Stock, par value $.000001 per share (the “Preferred Stock”).

Section 2.  Preferred Stock.  The Board of Directors is authorized at any time, and from time to time, to provide the for the issuance of shares of Preferred Stock in one or more series, and to determine the designations, preferences, limitations and relative or other rights of the Preferred Stock or any series thereof. For each series, the Board of directors shall determine, by resolution or resolutions adopted prior to the issuance of any shares thereof, the designations, preferences, limitations and relative or other rights thereof, including but not limited to the following relative rights and preferences, as to which there may be variations among different series:

                  (a)  The rate and manner of payment of dividends, if any;

                  (b)  Whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

                  (c)  The amount payable upon shares in the event of liquidation, dissolution or other winding-up of the Corporation;

                  (d)  Sinking fund provisions, if any, for the redemption or purchase of shares;

                  (e)  The terms and conditions, if any, on which shares may be converted or exchanged;

                  (f)  Voting rights, if any; and

                  (g)  Any other rights and preferences of such shares, to the full extent now or hereafter permitted by the DGCL.

The Board of Directors shall have the authority to determine the number of shares that will comprise each series.

Prior to the issuance of any shares of a series, but after adoption by the Board of Directors of the resolution establishing such series, the appropriate officers of the Corporation shall file such documents with the State of Delaware as may be required by law.

ARTICLE VI - NO PREEMPTIVE RIGHTS

No preemptive rights to acquire additional securities issued by the Corporation shall exist with respect to shares of stock or securities convertible into shares of stock of the Corporation, except to the extent otherwise provided by contract.

ARTICLE VII - NO CUMULATIVE VOTING

At each election for directors, every stockholder entitled to vote at such election has the right to vote in person or by proxy the number of shares held by such stockholder for as many persons as there are directors to be elected.  No cumulative voting for directors, however, shall be permitted.

A-2 - 2

ARTICLE VIII - BOARD OF DIRECTORS

The business and affairs of the Corporation shall be managed under the direction of a Board of Directors which shall consist of not less than one person. The manner of election and qualifications shall be provided in the Bylaws of the Corporation. The exact number of directors shall be fixed from time to time by the Board of Directors pursuant to resolution adopted by a majority of the full Board of Directors.FIFTH. The name and address of the incorporator is as follows:

Denise Krackow
Corporation Service Company
2711 Centerville Rd., Ste. 400
Wilmington, DE 19808

ARTICLE IX - BYLAWS

~~SIXTH.~~ The Board of Directors shall have the power to adopt, amend or repeal the ~~by-laws~~Bylaws or adopt new Bylaws.  Nothing herein shall deny the concurrent power of the stockholders to adopt, alter, amend or repeal the Bylaws.

ARTICLE X - LIMITATION OF DIRECTORS’ LIABILITY

~~SEVENTH.  No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article Seventh shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.~~A director shall have no liability to the Corporation or its stockholders for monetary damages for conduct as a director, except for acts or omissions that involve intentional misconduct by the director, or a knowing violation of law by the director, or for conduct violating the DGCL, or for any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled.  If the DGCL is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the full extent permitted by the DGCL.  Any repeal or modification of this Article shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification for or with respect to an act or omission of such director occurring prior to such repeal or modification.

ARTICLE XI - INDEMNIFICATION

Section 1.  Right to Indemnification.  Each person (including here and hereinafter, the heirs, executors, administrators or estate of such person) (1) who is or was a director or officer of the Corporation or who is or was serving at the request of the Corporation in the position of a director, officer, trustee, partner, agent or employee of another corporation, partnership, joint venture, trust or other enterprise, or (2) who is or was an agent or employee (other than an officer) of the Corporation and as to whom the Corporation has agreed to grant such indemnity, shall be indemnified by the Corporation as of right to the fullest extent permitted or authorized by current or future legislation or by current or future judicial or administrative decision (but, in the case of any future legislation or decision, only to the extent that it permits the Corporation to provide broader indemnification rights than permitted prior to the legislation or decision), against all fines, liabilities, settlements, costs and expenses, including attorneys’ fees, asserted against him or incurred by him in his capacity as such director, officer, trustee, partner, agent or employee, or arising out of his status as such director, officer, trustee, partner, agent or employee. The foregoing right of indemnification shall not be exclusive of other rights to which those seeking indemnification may be entitled. The Corporation may maintain insurance, at its expense, to protect itself and any such person against any such fine, liability, cost or expense, including attorney’s fees, whether or not the Corporation would have the legal power to directly indemnify him against such liability.

Section 2.  Advances.  Costs, charges and expenses (including attorneys’ fees) incurred by a person referred to in Section 1 of this Article XI in defending a civil or criminal suit, action or proceeding may be paid (and, in the case of directors and officers of the Corporation, shall be paid) by the Corporation in advance of the final disposition thereof upon receipt of an undertaking to repay all amounts advanced if it is ultimately determined that the person is not entitled to be indemnified by the Corporation as authorized by this Article XI, and upon satisfaction of other conditions established from time to time by the Board of Directors or which may be required by current or future legislation (but, with respect to future legislation, only to the extent that it provides conditions less burdensome than those previously provided).

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Section 3.  Savings Clause.  If this Article XI or any portion of it is invalidated on any ground by a court of competent jurisdiction, the Corporation shall nevertheless indemnify each director and officer of the Corporation to the fullest extent permitted by all portions of this Article VI that has not been invalidated and to the fullest extent permitted by law.

Effective Date. The effective date of this Amended and Restated Certificate of Incorporation shall be the close of business on ______________, 2014.

Adoption of Amendment.  The foregoing Amended and Restated Certificate of Incorporation was approved by the Board of Directors of the Corporation by unanimous written consent in lieu of meeting on August __, 2014.

The Amended and Restated Certificate of Incorporation were approved by the written consent of holders of a majority of our outstanding common stock, our only voting group, on ____________ ___, 2014. The number of votes cast for the amendment was sufficient for approval by holders of common stock, our only voting group.

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation as of ______________ __, 2014.

ANYTHINGIT INC.

By:	/s/
Name:	David Bernstein
Title:	Chief Executive Officer

~~IN WITNESS WHEREOF, the undersigned, being the incorporator hereinbefore named, has executed, signed and acknowledged this certificate of incorporation this 2nd day of October, A.D., 2000.~~

/s/ Denis Krackow
~~Denise Krackow~~
~~Incorporator~~

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Appendix B

WRITTEN CONSENT OF STOCKHOLDERS OF
ANYTHINGIT INC.

The undersigned stockholder of AnythingIT Inc. (the “Company”) hereby acknowledges receipt of the Notice of ConsentSolicitation and accompanying ConsentSolicitation Statement, each dated October 20, 2014. The undersigned hereby consents (by checking the FOR box) or declines to consent (by checking the AGAINST box or the ABSTAIN box) to the adoption of the following recitals and resolutions:

WHEREAS, the Board of Directors (the “Board”) of the Company has determined that it is in the best interests of the Company and its stockholders for the stockholders to approve (i) an amendment and restatement of our certificate of incorporation, as amended, to change our corporate name from AnythingIT Inc. to WeedHire International, Inc. (the “Name Change”), (ii) an amendment and restatement of our certificate of incorporation, as amended, to increase our authorized capital stock from 3,000,000,000 to 3,020,000,000 shares, of which 3,000,000,000 will be common stock and 20,000,000 will be preferred stock (the “Authorized Share Increase”), (iii) an amendment and restatement of our certificate of incorporation, as amended, to provide a right of indemnification; and (iv) an amendment and restatement of our certificate of incorporation, as amended, to adopt such other articles as set forth in the form of Amended and Restated Certificate attached as Appendix A-1 to the Consent Solicitation Statement (the “Additional Articles”), each as more fully described in the Consent Solicitation Statement;

NOW, THEREFORE, IT IS RESOLVED, that the stockholders of the Company hereby approved the amendment and restatement of our certificate of incorporation, as amended, relating to the Name Change; and

☐ FOR                                ☐ AGAINST                                ☐ ABSTAIN

FURTHER RESOLVED, that the stockholders of the Company hereby approve the amendment and restatement of our certificate of incorporation, as amended, relating to the Authorized Share Increase;

☐ FOR                                ☐ AGAINST                                ☐ ABSTAIN

FURTHER RESOLVED, that the stockholders of the Company hereby approve the amendment and restatement of our certificate of incorporation, as amended, to provide a right of indemnification; and

☐ FOR                                ☐ AGAINST                                ☐ ABSTAIN

FURTHER RESOLVED, that the stockholders of the Company hereby approve the amendment and restatement of our certificate of incorporation, as amended, relating to the Additional Articles;

☐ FOR                                ☐ AGAINST                                ☐ ABSTAIN

This Written Consent action may be executed in counterparts. Failure of any particular stockholder(s) to execute and deliver counterparts is immaterial so long as the holders of a majority of the voting power of the outstanding shares of the Company do execute and deliver counterparts.

This Written Consent is solicited by the Company’s Board of Directors.

IN WITNESS WHEREOF, the undersigned has executed this Written Consent on ______________________, 2014.
___________________________________________
Print name(s) exactly as shown on Stock Certificate(s)

______________________________	________________________________________
Signature (and Title, if any)	Signature (if held jointly)

No. of Shares Owned: __________________________________

Sign exactly as name(s) appear(s) on stock certificate(s).  If stock is held jointly, each holder must sign.  If signing is by attorney, executor, administrator, trustee or guardian, give full title as such.  A corporation or partnership must sign by an authorized officer or general partner, respectively.

Please sign, date and mail this consent to the following address or send the consent through facsimile or the e-mail address listed below:

ANYTHINGIT INC.
 17-09 Zink Place, Unit 1
Fair Lawn, NJ 07410

You may also submit your consent by facsimile to 201-475-7310 or scan and email to daveb@anythingit.com
The Consent Solicitation Statement is available on the Company’s website at www.anythingit.com.
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